SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 19, 2017

Date of report (Date of earliest event reported)

Commission File Number of issuing entity: 001-31857

Central Index Key Number of issuing entity: 0001267753

CORPORATE BACKED TRUST CERTIFICATES, TOYS “R” US

DEBENTURE-BACKED SERIES 2001-31 TRUST

(Exact Name of Registrant as Specified in Its Charter)

Commission File Number of depositor: 001-11661

Central Index Key Number of depositor: 0000829281

Lehman ABS Corporation

(Exact name of depositor as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation of the issuing entity)

13-3447441

(I.R.S. Employer Identification No.)

277 Park Avenue

New York, New York, 10172

(Address of Principal Executive Offices of issuing entity)

(646) 285-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

The Corporate Backed Trust Certificates, Toys “R” Us Debenture-Backed Series 2001-31 Trust, which we refer to herein as the “Trust,” was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee (the “Trustee”), as supplemented by the Series Supplement in respect of the Trust dated as of July 31, 2001.

The Depositor is a wholly-owned, indirect subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). On September 15, 2008 and periodically thereafter, LBHI and certain of its subsidiaries (collectively, the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (jointly administered proceedings, In re Lehman Brothers Holdings Inc. et al., Case Number 08-13555). LBHI and Lehman Brothers Inc., have sold since September 15, 2008 significant businesses, including the sale on September 21, 2008 of the investment banking business to Barclays Capital Inc., which business included the employees who historically conducted the Registrant’s business.

On December 6, 2011, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Modified Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors (the “Plan”). The Plan and the Confirmation Order were attached as Exhibit 2.1 and Exhibit 2.2, respectively, to LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011. LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011 contains a summary of the Plan.

On March 6, 2012 (the “Effective Date”), the Plan became effective and a notice of the Effective Date of the Plan (the “Notice of Effective Date”) was filed with the Bankruptcy Court.

Item 8.01. OTHER EVENTS

Reference is made to Corporate Backed Trust Certificates, Toys “R” Us Debenture-Backed Series 2001-31, Class A-1 and Class A-2 (together, the “Certificates”) issued by the Trust. The sole asset of the Trust consisted of a certain $13,090,000 aggregate principal amount 8.75% Debenture due September 1, 2021 (the “Underlying Securities”) issued by Toys “R” Us, (the “Underlying Securities Issuer”). On Form 8-K filed October 2, 2017, the Trust announced that the Underlying Securities Issuer and certain of its subsidiaries filed for bankruptcy protection in U.S. Bankruptcy Court for the Eastern District of Virginia in Richmond, VA, and that The New York Stock Exchange (“NYSE”) suspended trading the Class A-1 Certificates prior to the opening of trading on September 21, 2017 and intended to delist the Certificates.

An event of default under the Trust Agreement had occurred due to the Underlying Securities Issuer filing for bankruptcy protection in the U.S. Bankruptcy Court.

On October 23, 2017, the Trustee sent a Notice of Event of Default indicating, among other things, that “unless directed otherwise by holders of a majority of Voting Rights, the Trustee will sell the Underlying Security pursuant to Section 5(e) of the Series Supplement, thirty days after the date hereof, in the manner prescribed by Section 13 of the Series Supplement by soliciting bids from at least three leading dealers.” The holders of a majority of Voting Rights did not instruct the Trustee to not proceed with a sale of the Underlying Securities within thirty days of such notice. Consequently, the Underlying Securities were sold on December 11, 2017.

On December 19, 2017, a final distribution was made to the Certificateholders in connection with the sale of the Underlying Securities and the termination of the Trust under the terms of the Trust Agreement. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Toys “R” Us, Inc., the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For information on Toys “R” Us, Inc. please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under Toys “R” Us, Inc.’s Exchange Act file number, 001-11609. The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.” Periodic and current reports and other information required to be filed pursuant to the Exchange Act by Toys “R” Us, Inc. may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS

Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibit is filed as part of this report:

99.1	Trustee’s Final Distribution Statement to the Corporate Backed Trust Certificates, Toys “R” Us Debenture-Backed Series 2001-31 Certificate Holders for the period ending December 19, 2017.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Trustee’s Final Distribution Statement to the Corporate Backed Trust Certificates, Toys “R” Us Debenture-Backed Series 2001-31 Certificate Holders for the period ending December 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2017

Lehman ABS Corporation, as Depositor for the Trust (the “Registrant”)

By:	/s/Clifford S. Feibus
Name:	Clifford S. Feibus
Title:	Senior Vice President, and Controller